Exhibit 10(f)

Loan No. C-332344

                               FIRST AMENDMENT TO
                        ENVIRONMENTAL INDEMNITY AGREEMENT

         THIS FIRST AMENDMENT TO ENVIRONMENTAL INDEMNITY AGREEMENT ("First Amendment") is entered into as of December 6, 2001 by and between KOGER EQUITY, INC., a Florida corporation (herein called "Indemnitor" or "Borrower") and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (herein called "Lender").

                                   WITNESSETH

         WHEREAS, Lender is the owner of (i) the Tranche A Promissory Note dated as of December 16, 1996 executed by Borrower for the principal sum of ONE HUNDRED MILLION FIVE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 2, 2007 and with interest as therein expressed and amended September 30, 1997, May 1, 1998, and which is being amended concurrently herewith; (ii) the Tranche B Promissory Note dated as of December 16, 1996 executed by Borrower for the principal sum of EIGHTY-NINE MILLION FIVE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 2, 2009 and with interest as therein expressed, which was amended August 11, 2000 and which is being amended concurrently herewith; (iii) the Tranche C Promissory Note dated as of September 2, 1999 executed by Borrower for the principal sum of FOURTEEN MILLION SEVEN HUNDRED THOUSAND DOLLARS, with final maturity no later than January 1, 2007 and with interest as therein expressed and which is being amended concurrently herewith; and (iv) the Tranche D Promissory Note dated as of September 2, 1999 executed by Borrower for the principal sum of THIRTY MILLION THREE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 1, 2009 and with interest as therein expressed and which is being amended concurrently herewith (the Tranche A Promissory Note, the Tranche B Promissory Note, the Tranche C Promissory Note, and the Tranche D Promissory Note, as such instruments may be amended, restated, renewed and extended, are hereinafter collectively referred to as the "Notes").

         WHEREAS, the Notes are secured by office buildings and unimproved sites located in various counties and states, evidenced by lien instruments of record as follows:

     (i) Master Lien Instrument Mortgage and Security Agreement dated December 19, 1996 securing the Notes; counterparts of which have been recorded in (a) Official Records Book 8507, page 1224 of the public records of Duval County, Florida; (b) Official Records Book 1969, page 356 of the public records of Leon County, Florida; (c) Official Records Book 5173, page 333 of the public records of

          Orange County, Florida; (d) Official Records Book 9559, page 1088 of the public records of Pinellas County, Florida; (e) as Instrument Number GG7415 in the public records of Shelby County, Tennessee and that certain Deed of Trust and Security Agreement dated August 18, 1997 recorded as Instrument Number GV2951 in the public records of Shelby County, Tennessee; (f) Greenville County, South Carolina; (g) El Paso County, Texas;
          (h) Bexar County, Texas; and (i) Travis County, Texas; and

     (ii) Master Lien Instrument Mortgage and Security Agreement dated September 2, 1999 securing the Notes, counterparts of which have been recorded
          (a) in Official Records Book 9409, page 1320 of the public records of Duval County, Florida; (b) in Official Records Book R2295, page 932 of the public records of Leon County, Florida; (c) in Official Records Book 5838, page 71 of the public records of Orange County, Florida;
          (d) in Official Records book 10670, page 1 of the public records of Pinellas County, Florida; (e) as Instrument Number JS4479 in the public records of Shelby County, Tennessee; (f) in the public records of Greenville County, South Carolina; (g) El Paso County, Texas; and
          (h) Travis County, Texas; and

     (iii) IDB Deed of Trust and Security Agreement dated September 2, 1999 executed by The Industrial Development Board of the City of Memphis and County of Shelby and Koger Equity, Inc., securing the Notes, recorded as Instrument Number JS4481 in the public records of Shelby County, Tennessee, and Leasehold Deed of Trust and Security Agreement dated September 2, 1999 executed by Koger Equity, Inc., securing the Notes, recorded as Instrument Number JS 4480 in the public records of Shelby County, Tennessee.

The foregoing instruments in (i) and (ii) above, as they may have been amended prior to the date hereof, are collectively referred to as the "Existing Lien Instruments." The foregoing instruments in (iii) above, as they may have been amended prior to the date hereof, are collectively referred to as the "IDB Lien Instruments."

         WHEREAS, the Loan Documents (as defined in the Existing Lien Instruments and the IDB Lien Instruments) provide for release and substitution of security; at the request of Borrower, Lender has released certain security and has agreed to release additional security and to accept certain other properties (individually and collectively, the "New Security") in substitution therefor, all as more completely described in the recitals to the Master Loan Agreement between Borrower and Lender of even date herewith (the "Master Loan Agreement").

         WHEREAS, concurrently with closing the releases and substitutions, Borrower and Lender have agreed (1) to create the Master Loan Agreement containing terms and conditions governing future releases and substitutions, which will facilitate Borrower's ability to release and substitute property and will comprehensively identify the property which is the collateral for the Notes, (2) in the case of New Security located in counties not covered by the Existing Lien Instruments, Borrower will grant Lender first liens on the New Security by execution, delivery and recordation of new lien instruments ("New Lien Instruments"), (3) in the case of New Security located in the same counties as some of the existing security, Borrower will grant Lender first liens on the New Security by spreading the liens and effects of the applicable Existing Lien Instruments to the New Security, and (4) to consolidate the Existing Lien Instruments recorded in the applicable counties and amend and restate them, to amend and restate the IDB Lien Instruments, and amend certain of the other Loan Documents to incorporate the aforedescribed changes, as necessary.

         WHEREAS, Indemnitor previously executed that certain Environmental Indemnity Agreement, dated as of September 2, 1999, in favor of Lender and other Indemnified Parties identified therein (the "Indemnity Agreement") in connection with the Tranche C Promissory Note and the Tranche D Promissory Note.

         AND WHEREAS, Lender and Indemnitor desire to amend the Indemnity Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Indemnitor hereby agree as follows:

         1. All references in the Indemnity Agreement to the "Indemnity Agreement" shall be deemed to be references to the Indemnity Agreement, as amended by this First Amendment. All initial capitalized words and terms used herein and not otherwise defined herein shall have the meanings ascribed to such words and terms as set forth in the Indemnity Agreement.

         2. From and after the date hereof, "Property" shall mean and include, in addition to property already included within said definition, the property generally described on Schedule 1 attached hereto, which collectively constitutes the New Security on which Borrower is granting Lender, concurrently herewith, a first lien to further secure the Notes.

        3. As amended herein, the Indemnity Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         IN WITNESS WHEREOF, the undersigned Indemnitor and Lender have executed this Indemnity Agreement as of the day and year first above written.

                                   Indemnitor:
                                   KOGER EQUITY, INC., a Florida corporation

                                   By:  s/Thomas Brockwell
                                      ------------------------------------------
                                         Vice President
                                      ------------------------------------------
(corporate seal)




                       (signatures continued on next page)

                    (signatures continued from previous page)


                                    Lender:
                                    THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                    COMPANY, a Wisconsin corporation

                                    By:  Northwestern Investment Management
                                         Company, LLC, a Delaware limited
                                         liability company, its wholly-owned
                                         affiliate and authorized representative

                                         By:   s/Robert M. Ruess
                                            ------------------------------------
                                                 Robert M. Ruess,
                                                 Managing Director

                                    Attest:    s/Daniel C. Knuth
                                           -------------------------------------
                                                 Daniel C. Knuth,
(corporate seal)                                 Assistant Secretary

                                                        SCHEDULE 1
                                           New Security for 12/2001 Transaction


Project Name/Location             Street Address                           City, State, Zip                   County
           Building Name

Pool A:
Atlanta - Perimeter Park                                                                                      DeKalb
          Lincoln Parkway         1455 Lincoln Parkway                     Atlanta, Georgia 30346

Orlando - Lake Mary                                                                                           Seminole
            Primera I             610 Crescent Executive                   Orlando, Florida 32746
            Primera II            615 Crescent Executive                   Orlando, Florida 32746
---------------------------------------------------------------------------------------------------------------------------

Pool B:
Atlanta - Gwinett Place                                                                                       Gwinnett
          Clarkson                3550 Koger Boulevard                     Atlanta, Georgia 30096
          Duluth                  11501 Koger Boulevard                    Atlanta, Georgia 30096
          Gwinett                 3575 Koger Boulevard                     Atlanta, Georgia 30096

Jacksonville, Florida - JTB                                                                                   Duval
            Windsor-Landstar      13410 Sutton Park Drive                  Jacksonville, Florida 32256
            Carlton               5011 Gate Pkwy, Bld. 100                 Jacksonville, Florida 32256
            Collier               5011 Gate Pkwy, Bld.200                  Jacksonville, Florida 32256
            Deerwood Park         7596 Centurion Parkway                   Jacksonville, Florida 32256

Orlando University                                                                                            Orange
          Dover                   11301 Corporate Boulevard                Orlando, Florida 32818

St. Petersburg, Florida                                                                                       Pinellas
           Pasco                  805 Executive Center Drive North         St. Petersburg, Florida 33702

---------------------------------------------------------------------------------------------------------------------------

Pool C:
none
---------------------------------------------------------------------------------------------------------------------------

Pool D:
Orlando University                                                                                            Orange
          Rosemont                11315 Corporate Blvd.                    Orlando, Florida 32817


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